                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 13, 2003


                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-24260                                      11-3131700
            --------                                     ----------
    (Commission File Number)               (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)   Financial Statements of Business Acquired.

                        Not applicable.

                  (b)   Pro Forma Financial Information.

                        Not applicable.

                  (c)   Exhibit
                           No.
                        -------

                        99.1 (i) Press Release dated March 13, 2003 announcing
                                 the Company's third quarter 2002 operating results
                        99.2 (i) Certification of William F. Borne, Chief
                                 Executive Officer
                        99.3 (i) Certification of Gregory H. Browne, Chief
                                 Financial Officer

                                 (i) Filed herewith.


ITEM 9. REGULATION FD DISCLOSURE

                  On March 13, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 releasing fourth quarter and year ended 2002 operating results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ GREGORY H. BROWNE
    ------------------------------
Gregory H. Browne
Chief Financial Officer

DATE: March 14, 2002


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
--------       -----------
99.1 (i)       Press Release dated March 13, 2003 announcing the Company's third quarter 2002 operating results
99.2 (i)       Certification of William F. Borne, Chief Executive Officer
99.3 (i)       Certification of Gregory H. Browne, Chief Financial Officer

              (i) Filed herewith.